SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2007

Arrhythmia Research Technology, Inc.
(Exact name of issuer as specified in its charter)

Delaware	001-9731	72-0925679
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer ID Number)

25 Sawyer Passway
Fitchburg, MA 01420
(Address of principal executive offices and zip code)

(978) 345-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Micron Technologies, Inc. (“Micron”), a wholly-owned subsidiary of Arrhythmia Research Technology, Inc.(“ART”) reported that on July 22, 2008, Michael Nolan, engaged as of June 4, 2007, to serve as Chief Operating Officer of Micron pursuant to a one year employment agreement, submitted his resignation effective August 3, 2008.

The Company also reported that in furtherance of its ongoing cost-containment efforts, Mr. Nolan’s duties as Chief Operating Officer of Micron will be assumed principally by James E. Rouse, the Company’s Chief Executive Officer, together with other current employees of the Company as determined by Mr. Rouse.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

Dated: July 28, 2008	By:	/s/ David A. Garrison
David A. Garrison
Executive Vice President and
Chief Financial Officer